RESTATEMENT OF

DECLARATION OF TRUST

OF

EUROPACIFIC GROWTH FUND*

_____________________________

* This Restatement incorporates the First Amendment to the Declaration of Trust of

EuroPacific Growth Fund.

TABLE OF CONTENTS

Article Page

I.       NAME AND DEFINITIONS

1.1 Name 2

1.2 Definitions 2

1.3 Agent 3

II.       TRUSTEES

2.1 Number of Trustees 4

2.2 Term and Election 4

2.3 Resignation and Removal by Trustees 4

2.4 Removal by Shareholders 4

2.5 Vacancies 5

2.6 Delegation of Power to Other Trustees 5

III.       POWERS OF TRUSTEES

3.1 General 5

3.2 Investments 6

3.3 Legal Title 7

3.4 Issuance and Repurchase of Shares 8

3.5 Delegation; Committees 8

3.6 Collection and Payment 8

3.7 Expenses 8

3.8 Manner of Acting 8

3.9 By-Laws 8

3.10 Miscellaneous Powers 9

3.11 Principal Transactions 10

3.12 Trustees and Officers as Shareholders 11

3.13 Litigation 11

IV.       CONTRACTS

4.1 Underwriting Contract 11

4.2 Investment Advisory or Management Contract 12

4.3 Transfer Agent 12

4.4 Affiliations of Trustees or Officers, Etc. 12

Article Page

V.       LIMITATIONS OF LIABILITY OF SHAREHOLDERS,

TRUSTEES AND OTHERS

5.1 No Personal Liability of Shareholders 13

5.2 Non-Liability of Trustees, etc. 13

5.3 No Bond Required of Trustees 14

5.4       No Duty of Investigation; Notice in Trust Instruments, etc 14

5.5 Reliance on Experts, etc. 14

VI. SHARES OF BENEFICIAL INTEREST

6.1 Beneficial Interest 15

6.2 Rights of Shareholders 16

6.3 Trust Only 16

6.4 Issuance of Shares 16

6.5 Register of Shares; Share Certificates 16

6.6 Transfer of Shares 17

6.7 Notices 17

6.8 Treasury Shares 17

6.9 Voting Powers 18

6.10 Series or Classes of Shares 18

VII. REDEMPTION, REPURCHASE, AND REDUCTION OF SHARES

7.1 Redemption of Shares 20

7.2 Price 20

7.3 Payment 20

7.4 Repurchase by Agreement 21

7.5       Redemption of Shareholder's Interest; Redemption of

Shares to Qualify as a Regulated Investment Company;

Disclosure of Holdings 21

7.6 Suspension of Right of Redemption 22

7.7       Effect of Suspension of Determination of Net Asset Value 22

7.8 Reductions of Shares 23

Article Page

VIII.       DETERMINATION OF NET ASSET VALUE, NET INCOME

AND DISTRIBUTIONS

8.1 Net Asset Value 23

8.2 Distributions With Respect to Outstanding Shares 23

8.3 Determination of Net Income 23

8.4 Power to Modify Foregoing Procedures 24

IX.       DURATION; TERMINATION OF TRUST; AMENDMENT;

MERGERS; ETC.

9.1 Duration 25

9.2 Termination of Trust 25

9.3 Amendment Procedure 26

9.4 Merger, Consolidation or Sale of Assets 26

9.5 Incorporation 27

X. MISCELLANEOUS

10.1 Filing 27

10.2 Governing Law 28

10.3 Counterparts 28

10.4 Reliance by Third Parties 28

10.5 Provisions in Conflict With Law or Regulations 29

10.6 Index and Heading for Reference Only 29

DECLARATION OF TRUST

OF

EUROPACIFIC GROWTH FUND

Dated May 17, 1983

DECLARATION OF TRUST made May 17, 1983 and amended March 5, 1984;

WHEREAS, the Trustees desire to establish a trust under the laws of Massachusetts for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided;

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.

ARTICLE I

NAME AND DEFINITIONS

SECTION 1.1 - Name.

The name of the trust created hereby is "EuroPacific Growth Fund."

SECTION 1.2 - Definitions.

Wherever they are used herein, the following terms have the following respective meanings:

(a) "By-Laws" means the By-Laws referred to in Section 3.9 hereof, as amended from time to time.

(b) The terms "Commission" and "Interested Person", have the meanings given them in the 1940 Act. The term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "Vote of a majority of the outstanding voting securities" given it in the 1940 Act.

(c) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act.

(d) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) "Distributor" means the other person to any contract entered into by the Trust pursuant to Section 4.1 hereof.

(f) "Fundamental Policies" means the investment restrictions set forth in the Fund's Registration Statement.

(g) "His" shall be deemed to include the feminine and neuter, as well as the masculine, genders.

(h) "Investment Adviser" means the other Person to any contract entered into by the Trust pursuant to Section 4.2 hereof.

(i) The "1940 Act" means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as amended from time to time.

(j) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, and other entities, whether or not legal entities, governments and agencies and instrumentalities and political subdivisions thereof, and quasi-governmental agencies and instrumentalities.

(k) "Prospectus" means the prospectus of the Trust effective from time to time under the Securities Act of 1933, and the rules and regulations thereunder, as amended from time to time.

(l) "Securities" shall include, without limitation, common and preferred stocks; American Depository Receipts; currency futures; certificates of deposit; finance paper; commercial paper; bankers acceptances and all kinds of repurchase agreements and reverse repurchase agreements of any Person; warrants; options; bonds; debentures; bills; notes; other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including, without limitation, securities of the United States or any other government, any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality.

(m)       "Shareholder" means a record owner of outstanding Shares.

(n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. "Outstanding" Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

(o) "Transfer Agent" means the other Person to any contract entered into by the Trust pursuant to Section 4.3 hereof.

(p) "Trust" means the Trust created by this Declaration.

(q) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees as such, but shall not include property owned by the Trustees as individuals, or in any other capacity other than a Trustee of the Trust.

(r) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his capacity as Trustee or their capacities as Trustees hereunder and not in his or their individual capacities except where the context otherwise requires.

SECTION 1.3 - Agent.

The name and address of the resident agent of the Trust is CT Corporation System, 2 Oliver Street, Boston, MA 02109.

ARTICLE II

TRUSTEES

SECTION 2.1 - Number of Trustees.

The number of Trustees shall be such number as shall be fixed from time to time by written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be reduced to less than three by such an instrument.

SECTION 2.2 - Term and Election.

The Trustees shall (except in the event of resignations or removals or vacancies pursuant to Sections 2.3, 2.4 or 2.5 hereof) hold office during the lifetime of the Trust and until its termination as hereinafter provided.

SECTION 2.3 - Resignation and Removal by Trustees.

Any Trustee may resign as such (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by this Declaration) by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity, death, or unwillingness to act of any Trustee, the remaining Trustees shall be appointed as attorneys in fact for the execution of any such documents as the remaining Trustees shall require as provided in the preceding sentence.

SECTION 2.4 - Removal by Shareholders.

The shareholders shall have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote either by declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal under this section. The

Trustees shall promptly call such a meeting of shareholders when requested to do so by the record holders of 10 per cent of the outstanding shares.

Whenever ten or more shareholders of record who have been shareholders for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting pursuant to this Section 2.4 and accompanied by a form of communication and request which they wish to transmit, the trustees shall within five business days after receipt of such application either:

(a) Afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust; or

(b) Inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

SECTION 2.5 - Vacancies.

The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, resignation, removal, bankruptcy, adjudicated incompetence or other permanent incapacity as two-thirds of the remaining Trustees deems to have rendered him unable to perform the duties of the office of a Trustee. No such vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other Person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. No such appointment shall become effective until the Person named in the written instrument of appointment shall have accepted such appointment in writing and agreed in writing to be bound by the terms of this Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.5, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

SECTION 2.6 - Delegation of Power to Other Trustees.

Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided, and provided further that this Section shall in no way be deemed to limit the provisions of Section 3.5.

ARTICLE III

POWERS OF TRUSTEES

SECTION 3.1 - General.

The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right.

The Trustees are responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, employees, agents, Investment Advisers, Distributors, Custodians, Transfer Agents or independent contractors of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration. However, the Trustees are not and shall not be required personally to conduct the business of the Trust and, consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with any Person or Persons (including one or more of themselves or any Person in which one or more of them may be directors, officers, agents, employees, stockholders, partners or Trustees or with which one or more of them may be otherwise affiliated) as the Trustees may deem necessary or proper for the transaction of the business of the Trust, and for such purpose may grant or delegate such authority to any such Person as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees. The Trustees shall have the power to determine the terms of employment and compensation of any such Person and may exercise broad discretion in allowing such Person to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees or the Trust, and to make executive decisions which conform to the general policies and general principles previously established by the Trustees.

The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, and possessions of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not specifically mentioned herein. Any determination as to what is in the interests of the Trust or as to the existence of powers or authorities hereunder made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

SECTION 3.2 - Investments.

The Trustees shall have the power, subject to the Fundamental Policies:

(a)       To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such business.

(b)       To invest in, hold for investment, and reinvest in Securities or in "when issued" or delayed delivery contracts for any Securities or retain all or any part of the Trust Property in cash and at any time and from time to time to change the investments of the Trust Property.

(c)       To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to sell or otherwise dispose of, to lend, and to pledge, Securities;

(d)       To exercise all rights, powers and privileges of ownership or interest in all Securities included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all Trust Property;

(e)       To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including, without limitation, cash, and any interest therein;

(f)       To borrow money and in connection therewith to issue notes or other evidences of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property or any portion thereof; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; and to lend Trust Property;

(g)       To aid by further investment any Person, any Security of or interest in which is included in the Trust Property or in the affairs of which the Trustee, as such, have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such Security or interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such Person; and

(h)       In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

SECTION 3.3 - Legal Title.

Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may become a Trustee. Upon the termination of a Trustee's term of office, he shall automatically cease to have any right, title, or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

SECTION 3.4 - Issuance and Repurchase of Shares.

The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any Trust Property whether capital or surplus or otherwise, to the full extent now or hereafter not prohibited by the laws of the Commonwealth of Massachusetts.

SECTION 3.5 - Delegation; Committees.

The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or in the names of the Trustees or otherwise as the Trustees may deem expedient, except as may be prohibited by the 1940 Act.

SECTION 3.6 - Collection and Payment.

The Trustees shall have power to collect all property due to the Trust; to pay all claims, including, without limitation, taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

SECTION 3.7 - Expenses.

The Trustees shall have the power to incur and pay any expenses which are necessary or incidental to carrying out any of the purposes of this Declaration, to pay themselves reasonable compensation and to reimburse themselves for expenses incurred in the performance of their duties as Trustees from the Trust Property. The Trustees shall fix the compensation of all officers, employees, agents and Trustees.

SECTION 3.8 - Manner of Acting.

Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the majority of Trustees then in office.

SECTION 3.9 - By-Laws.

The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

SECTION 3.10 - Miscellaneous Powers.

The Trustees shall have the power to:

(a)       Employ or contract with such Person or Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(b)       Enter into joint ventures, partnerships and any other combinations or associations;

(c)       Remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

(d)       Purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Distributors, Transfer Agents, Custodians, selected dealers or independent contractors of the Trust against any and all claims and liabilities arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such claim or liability;

(e)       Establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust;

(f)       To the extent not prohibited by law, indemnify any Person with whom the Trust has dealings, including any Trustee, officer, employee, or agent and any Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

(g)       Guarantee the indebtedness or contractual obligations of others;

(h)       Determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

(i)       Adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

SECTION 3.11 - Principal Transactions.

Except in transactions permitted by the 1940 Act or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Manager, Distributor or Transfer Agent or with any Affiliated Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

SECTION 3.12 - Trustees and Officers as Shareholders.

Any Trustee, officer, employee or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not such a Trustee, officer, employee or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy Shares from any such Person or any person in which he is an Interested Person.

SECTION 3.13 - Litigation.

The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

ARTICLE IV

CONTRACTS

SECTION 4.1 - Underwriting Contract.

Subject to the provisions of the 1940 Act, the Trustees may, in their discretion, from time to time enter into, renew, amend, or modify an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares to net the Trust an amount per Share not less than the amount provided for in Section 8.1 hereof, whereby the Trustees may agree to sell the Shares to the other party to the contract and/or appoint such other party sales agent of the Trust for the Shares, on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration or the By-Laws; and any such contract may also provide for the repurchase of the Shares by such other party as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of such Shares.

SECTION 4.2 - Investment Advisory or Management Contract.

Subject to the provisions of the 1940 Act, the Trustees may, in their discretion, from time to time enter into, renew, amend, or modify an investment advisory or management contract or contracts whereby the other party or parties to such contract or contracts shall undertake to furnish to the Trust such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may, in their discretion, determine, including the grant of authority to such other party to determine what Securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the Trust's investments. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of Securities of the Trust on behalf of the Trustees and may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser, all without further action by the Trustees. Any such activities shall be deemed to have been authorized by all of the Trustees.

SECTION 4.3 - Transfer Agent.

The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract or contracts whereby the other party or parties to such contract or contracts shall undertake to furnish transfer agency and shareholder services to the Trust. Any such contract shall have such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with this Declaration or the By-Laws. Such services may be provided by one or more Persons.

SECTION 4.4 - Affiliations of Trustees or Officers, etc.

Any Shareholder, Trustee or officer of the Trust, individually, or any Person of which any Shareholder, Trustee or officer of the Trust may be a member, or any Person of which any Shareholder, Trustee or officer of the Trust may be an officer or director or in which any Shareholder, Trustee or officer of the Trust may be directly or indirectly interested as the holder of any amount of its capital stock or otherwise, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom provided, that the fact of any such interests or relationships shall be disclosed or shall have been known to the Trustees or a majority thereof; and any such Shareholder, Trustee or officer of the Trust may be counted in determining the existence of a quorum at the meeting of the Trustees of the Trust which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if such other interests or relationships did not exist. In furtherance and not in limitation of the foregoing, the Trustees of the Trust are expressly authorized to contract for investment advisory and management services of any nature, as described in Section 4.2, with any Person affiliated with any Trustee or parent or affiliate or Interested Person of any such Person, on such terms as the Trustees may deem desirable. The Trustees are further expressly authorized to contract with any such Person or parent or affiliate or Interested Person of any such Person on such terms as the Trustees may deem desirable for the distribution of shares of the Trust as described in Section 4.1 and to contract for other services, including, without limitation services as Transfer Agent for the Trust's shares as described in Section 4.3 above with any such Person on such terms as the Trustees may deem desirable. Any such Person or parent or affiliate or Interested Person of any such Person which enters into one or more of such contracts may also perform similar or identical services for other investment companies and other Persons without restriction by reason of the relationship with the Trust.

ARTICLE V

LIMITATIONS OF LIABILITY OF

SHAREHOLDERS, TRUSTEES AND OTHERS

SECTION 5.1 - No Personal Liability of Shareholders.

No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, omissions, obligations or affairs of the Trust. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

SECTION 5.2 - Non-Liability of Trustees, etc.

No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. No Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such Person; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. If any Trustee, officer, employee, or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

SECTION 5.3 - No Bond Required of Trustees.

No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

SECTION 5.4 - Notice in Trust Instruments; Insurance.

Every written obligation, contract, instrument, certificate, Share other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustee or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees, and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

SECTION 5.5 - Reliance on Experts, etc.

Each Trustee, officer, employee, or agent of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers, employees, agents or by the Investment Adviser, the Distributor, Transfer Agent, Custodian, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers, or employees of the Trust, regardless of whether any such Person may also be a Trustee or an Interested Person of the Trust.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

SECTION 6.1 - Beneficial Interest.

The interest of the beneficiaries of the Trust shall be divided into transferable shares and fractions of shares of beneficial interest without par value. The number of shares of beneficial interest is unlimited. Initially the shares of beneficial interest shall be of a single series and shall be of one class. The Trustees shall have authority in their sole discretion to create one or more additional series of shares of beneficial interest or one or more additional classes of shares of beneficial interest, on such terms and conditions as they may determine, without vote of the shareholders. The Trustees shall have authority, in their sole discretion, to combine series of shares of beneficial interest or a class of shares of beneficial interest with another series of shares of beneficial interest or another class of shares of beneficial interest, without vote of the shareholders, either

(a)       through an exchange of shares of beneficial interest in one series of shares of beneficial interest or class of shares of beneficial interest for shares of beneficial interest in another series of shares of beneficial interest or class of shares of beneficial interest, or

(b)       by amendment of the terms of and conditions applicable to a series of shares of beneficial interest or to a class of shares of beneficial interest to conform such terms and conditions to the terms and conditions applicable to the other series of shares of beneficial interest or to the other class of shares of beneficial interest; provided that any such combination of two or more series of shares of beneficial interest or two or more classes of shares of beneficial interest shall always be effected in a way which will preserve the relative net asset value of the shares of beneficial interest affected. All shares of beneficial interest issued hereunder including, without limitation, shares of beneficial interest issued in connection with any dividend declared and paid in shares of beneficial interest or any split of shares of beneficial interest, shall be fully paid and non-assessable.

SECTION 6.2 - Rights of Shareholders.

The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest in the Trust Property or in the business of the Trust other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition, divisions, dividend or distribution of any property, profits, rights or interests of the Trust nor can they be called upon personally to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights of any kind, except as the Trustees may determine with respect to any series of shares.

SECTION 6.3 - Trust Only.

It is the intention of the Trustees to create only the relationship of trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, joint venture, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

SECTION 6.4 - Issuance of Shares.

The Trustees, in their discretion, may at any time and from time to time without vote of the Shareholders, issue Shares to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust of any Shareholder at the time. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

SECTION 6.5 - Register of Shares; Share Certificates.

A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, or to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

SECTION 6.6 - Transfer of Shares.

Shares shall be transferable on the register of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of such other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar, if any, nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, except as may otherwise be provided in the laws of the Commonwealth of Massachusetts, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar, if any, nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law. Nothing in this Declaration shall impose on the Trustees or a Transfer Agent a duty, or limit their rights, to inquire into adverse claims.

SECTION 6.7 - Notices.

Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

SECTION 6.8 - Treasury Shares.

Shares held in the treasury shall, until reissued pursuant to Section 6.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

SECTION 6.9 - Voting Powers.

The Shareholders shall have power to vote with respect to such matters relating to the Trust as may be required by law, this Declaration, the By-Laws, the 1940 Act, any registration of Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder's votes and meetings, setting of record dates, and related matters.

SECTION 6.10 - Series or Classes of Shares.

If the Trustee shall divide the shares of the Trust into two or more series or two or more classes of any series, as provided in Section 6.1 hereof, the following provisions shall be applicable:

(a)       The number of authorized shares and the number of shares of each series or of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class into one or more series or one or more classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series or any class reacquired by the Trust at their discretion from time to time.

(b)       The power of the trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to any one or more series which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series and the power of the Trustees to invest and reinvest assets applicable to any other series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.

(c)       All consideration received by the Trust for the issue or sale of shares of a particular series or class together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series or class, the

Trustees shall allocate them among any one or more of the series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series or classes for all purposes.

(d)       The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

(e)       The power of the Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to any one or more series or classes which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series or classes. With respect to any other series or class, dividends and distributions on shares of a particular series or class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions.

(f)       The Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each class and series of Shares.

(g)       The establishment and designation of any series or class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series or class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration, but shall not require Shareholder approval.

ARTICLE VII

REDEMPTION, REPURCHASE, AND

REDUCTION OF SHARES

SECTION 7.1 - Redemption of Shares.

All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be reissued by the Trust. The Trust shall redeem Shares at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions not inconsistent with the 1940 Act regarding the redemption of Shares.

SECTION 7.2 - Price.

Shares shall be redeemed at their net asset value determined as set forth in Section 8.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 8.1 after receipt of the application required by Section 7.1.

SECTION 7.3 - Payment.

Payment for redeemed Shares shall be made at such time and in the manner, not inconsistent with the 1940 Act or other applicable law, as may be specified from time to time in the Prospectus, subject to the provision of Section 7.4 hereof.

SECTION 7.4 - Repurchase by Agreement.

The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share next determined after the time when the purchase or contract or purchase is made or the net asset value as of any time which may be later determined pursuant to Section 8.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

SECTION 7.5 - Redemption of Shareholder's Interest; Redemption of Shares to Qualify as a Regulated Investment Company; Disclosure of Holdings.

The Trust shall have the right at any time to redeem the Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns of record, Shares having an aggregate net asset value of less than the minimum initial investment amount required of new Shareholders, subject to such terms and conditions as the Trustee may approve and subject to the Trust's giving general notice to all Shareholders of the existence of such right, either by publication in the Trust's Prospectus, if any, or by such other means as the Trustees may determine.

If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them to:

(a)       Call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification, and

(b)       Refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would, in the judgment of the Trustees, be likely to result in such disqualification.

The redemption shall be effected at the redemption price.

The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

SECTION 7.6 - Suspension of Right of Redemption.

The Trust may declare a suspension of the right of redemption or postpone the date of payment of redemption for the whole or any part of any period:

(a)       During which the New York Stock Exchange is closed other than customary weekend and holiday closings;

(b)       During which trading on the New York Stock Exchange is restricted;

(c)       During which an emergency exists as a result of which disposal by the Trust of Securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

(d)       During any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption;

provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in subparagraphs (b), (c) or (d) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in subparagraphs (b) or (c) above shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value next determined after the termination of the suspension.

SECTION 7.7 - Effect of Suspension of Determination of Net Asset Value.

If, pursuant to Section 8.1, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 7.1, but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust and the right of the Trust to redeem Shares at its option set forth in Section 7.5, shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

SECTION 7.8 - Reductions of Shares.

The Trust may also reduce the number of outstanding Shares.

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE,

NET INCOME, AND DISTRIBUTIONS

SECTION 8.1 - Net Asset Value.

The value of the assets of the Trust shall be determined as follows: Securities and other assets owned by the Trust shall be valued by methods, reflecting their fair value, as determined by the Trustees in good faith.

From the total value of said assets, there shall be deducted the liabilities of the Trust, including proper accruals of interest, taxes and other expense items, amounts determined and declared as dividends or distributions, and reserves for contingent or undetermined liabilities. The net assets value of the Trust so obtained shall then be divided by the total number of Shares outstanding and the result, rounded to the nearest cent, shall be the net asset value per Share. The net asset value of the Shares shall be determined once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent, or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value if to do so is not prohibited by the 1940 Act.

SECTION 8.2 - Distributions With Respect to Outstanding Shares.

The Trustees shall from time to time distribute ratably among the Outstanding Shares such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including, without limitation, any type of obligation of the Trust or any assets thereof), and the Trustees may distribute ratably among the Outstanding Shares additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Outstanding Shares at the time of declaring a distribution or among the Outstanding Shares at such later date as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date of distribution. The Trustees may always retain from the net profits of the Trust such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet the obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or other plans as the Trustees shall deem appropriate.

Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Trust, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

SECTION 8.3 - Determination of Net Income.

The Trustees shall have the power to determine the net income of the Trust and from time to time to distribute such net income ratably among the Shareholders as dividends in cash or additional Shares issuable hereunder. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. The Trustees shall have full discretion to determine whether any cash or property received by the Trust shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

SECTION 8.4 - Power to Modify Foregoing Procedures.

Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

ARTICLE IX

DURATION; TERMINATION OF TRUST;

AMENDMENT; MERGERS; ETC.

SECTION 9.1 - Duration.

The Trust shall continue without limitation of time, subject to tbe provisions of this Article IX.

SECTION 9.2 - Termination of Trust.

(a)       the Trust may be terminated by the affirmative vote of a majority of the Shares Outstanding and entitled to vote, at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. Upon the termination of the Trust,

(i)        the Trust shall carry on no business except for the purpose of winding up its affairs;

(ii)       the Trustee shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including, without limitation, the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, Securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof; and

(iii)       after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary, the Trustees may distribute the remaining Trust Property, if any, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)       After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

SECTION 9.3 - Amendment Procedure.

(a)       This Declaration may be amended by a vote of a majority of the Shares Outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares Outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders, if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be held liable for failing to do so;

(b)       No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the affirmative vote of a majority of the Shares Outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders; and

(c)       A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment.

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

SECTION 9.4 - Merger, Consolidation or Sale of Assets.

The Trust may merge or consolidate with any other Person or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, if any, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares Outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of the Shares outstanding and entitled to vote or by such other vote as may be established by the Trustees with respect to any series or class of shares; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a majority shareholder vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

SECTION 9.5 - Incorporation.

With the vote of a majority of the Shares Outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, association or other organization to take over all or substantially all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or substantially all of the Trust Property to any such corporation, trust, association or organization in exchange for securities thereof or otherwise, and to lend money to, subscribe for securities of, and enter into any contracts with any such corporation, trust, partnership, association, or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire Securities or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent not prohibited by applicable law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations, and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

ARTICLE X

MISCELLANEOUS

SECTION 10.1 - Filing.

This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

SECTION 10.2 - Governing Law.

This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

SECTION 10.3 - Counterparts.

This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

SECTION 10.4 - Reliance by Third Parties.

Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder or an officer of the Trust appointed by the Trustees, certifying to:

(a)       The number or identity of Trustees or Shareholders or agents or employees;

(b)	The due authorization of the execution of any instrument in writing;

(c)       The form of any vote passed at a meeting of Trustees or committees thereof or Shareholders;

(d)       The fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration;

(e)       the form of any By-Laws adopted by or the identity of any officers, Trustees, agents or employees; or

(f)       the existence of any fact or facts which in any manner relate to the affairs of the Trust;

shall be conclusive evidence as to the matters so certified In favor of any Person dealing with the Trustees or their successors or the Trust.

SECTION 10.5 - Provisions in Conflict With Law or Regulations.

(a)       The provisions of this Declaration are severable and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed to have been deleted from this Declaration from the point of such determination of conflict forward; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination; and

(b)       If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

SECTION 10.6 - Index and Heading for Reference Only.

The Index and headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 5th day of March, 1984.

/s/ ROBERTA A. CONROY

Roberta A. Conroy, as Trustee

and not individually

/s/ THOMAS E. TERRY

Thomas E. Terry, as Trustee

and not individually

Address: 333 South Hope Street

50th Floor

Los Angeles, CA 90071

STATE OF CALIFORNIA )

)

) SS.

)

COUNTY OF LOS ANGELES )

Before me, Julie F. Brenner, a Notary Public in and for the County of Los Angeles, State of California, personally appeared this day, Roberta A. Conroy and Thomas E. Terry, to me known and known to me to be the same persons whose names are signed to the foregoing instrument, and who acknowledged to me that they executed the same at their free and voluntary act and deed.

WITNESS, my hand and Notarial seal this 5th day of March, 1984.

/s/ Julie F. Brenner

Notary Public in and for said

County and State

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 1984.

/s/ John W. Belash

John W. Belash, as Trustee

and not individually

Address: One Federal Street

Boston, MA 02110

COMMONWEALTH OF MASSACHUSETTS )

)

) SS.

)

COUNTY OF SUFFOLK )

Before me, John W. Belash, a Notary Public in and for the County of Suffolk, State of Massachusetts, personally appeared this day John W. Belash, to me known and known to me to be the same person whose name is signed to the foregoing instrument, and who acknowledged to me that he executed the same at his free and voluntary act and deed.

WITNESS, my hand and Notarial seal this 7th day of March, 1984.

/s/Pauline Frances Martin

Notary Public in and for said

County and State

CERTIFICATE OF AMENDMENT

OF

RESTATED DECLARATION OF TRUST

OF

EURO-PACIFIC GROWTH FUND

The undersigned, JAMES W. RATZLAFF and THOMAS E. TERRY, certify that they constitute the President and Vice President, Secretary, respectively of Euro-Pacific Growth Fund, a Massachusetts Business Trust, and that they have been given the authority to amend Article I, Section 1.1 of the Restated Declaration of Trust and further that:

(1)	That Article I, Section 1.1. of the Restated Declaration of Trust has been amended to read as follows:

“Section 1.1 – Name

The name of the trust created hereby is “EuroPacific Growth Fund.”

(2)	The Amendment was unanimously approved by the Board of Trustees.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 26th day of March, 1984.

/s/ James W. Ratzlaff

James W. Ratzlaff, President

/s/ Thomas E. Terry

Thomas E. Terry, President

Address: 333 South Hope Street

50th Floor

Los Angeles, CA 90071

STATE OF CALIFORNIA

SS.

COUNTY OF LOS ANGELES

Before me, Deborah S. Moore, a Notary Public in and for the County of Los Angeles, State of California, personally appeared this day James W. Ratzlaff and Thomas E. Terry, to me known and known to me to be the same persons whose names are signed to the foregoing instrument, and who acknowledged to me that they executed the same at their free and voluntary act and deed.

WITNESS, my hand and Notarial seal this 26th day of March, 1984.

/s/ Deborah S. Moore Notary Public in and for said County and State

EUROPACIFIC GROWTH FUND

Establishment and Designation of Classes

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) of the Trust, into the two classes of shares designated below in paragraph 1 (each a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding Shares, which shall be redesignated “Class A Shares”) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The Classes shall be designated as follows:

Class A

Class B

2.       Each Share shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon.

b. Class A Shares and Class B Shares may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of Self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares.

c. Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes.

d. Except as otherwise provided hereinafter, on the first Friday of the first calendar month following the expiration of a 96-month period commencing on the first day of the calendar month during which Class B Shares were purchased by a holder thereof (if such Friday is not a business day, on the next succeeding business day), such Shares (as well as a pro rata portion of any Class B Shares purchased through the reinvestment of dividends or other distributions paid on all Class B Shares held by such holder) shall automatically convert to Class A Shares on the basis of the respective net asset values of the Class B Shares and the Class A Shares on the conversion date; provided, however, that the Trustees, in their sole discretion, may suspend the conversion of Class B Shares if any conversion of such Shares would constitute a taxable event under federal income tax law (in which case the holder of such Class B Shares shall have the right to exchange from time to time any or all of such Class B Shares held by such holder for Class A Shares on the basis of the respective net asset values of the Class B Shares and the Class A Shares on the applicable exchange date and without the imposition of a sales charge or fee); and provided, further, that conversion (or exchange) of Class B Shares represented by share certificates shall be subject to tender of such certificates; and

e. Subject to the foregoing paragraph, Class A Shares and Class B Shares may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Mark E. Denning

Mark E. Denning, as Trustee

/s/ Gina H. Despres

Gina H. Despres, as Trustee

/s/ Robert A. Fox

Robert A. Fox, as Trustee

/s/ Alan Greenway

Alan Greenway, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ John G. McDonald

John G. McDonald, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Kirk P. Pendleton

Kirk P. Pendleton, as Trustee

/s/ Donald E. Petersen

Donald E. Petersen, as Trustee

/s/ Thierry Vandeventer

Thierry Vandeventer, as Trustee

Dated: December 2, 1999

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Classes

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the two additional classes of Shares designated below in paragraph 1 (each such class, including the two Share classes previously designated by an instrument signed by a majority of the Trustees and dated as of December 7, 2000, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares and Class B Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The two additional Classes shall be designated as follows:

Class C

Class F

2.       Each Share of each Class of the Trust (including Class C and Class F Shares) shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust (including Class C and Class F Shares) shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon.

b. Each Class of Shares of the Trust (including Class C and Class F Shares) may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the

Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares.

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes.

d. Except as otherwise provided hereinafter, on a business day no later than the fifteenth day of the first calendar month following the expiration of a 120-month period commencing on the first day of the calendar month during which Class C shares were purchased by a holder thereof, such shares (as well as a pro rata portion of any Class C shares purchased through the reinvestment of dividends or other distributions paid on all Class C shares held by such holder) shall automatically convert to Class F shares on the basis of the respective net asset values of the Class C shares and the Class F shares on the conversion date; provided, however, that the Board of Directors, in its sole discretion, may suspend the conversion of Class C shares if any conversion of such shares would constitute a taxable event under federal income tax law (in which case the holder of such Class C shares shall have the right to exchange from time to time any or all of such Class C shares held by such holder for Class F shares on the basis of the respective net asset values of the Class C shares and Class F shares on the applicable exchange date and without the imposition of a sales charge or fee); and provided, further, that conversion (or exchange) of Class C shares represented by stock certificates shall be subject to tender of such certificates; and

e. Subject to the foregoing paragraph, each Class of Shares of the Trust (including Class C and Class F Shares) may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Mark E. Denning

Mark E. Denning, as Trustee

/s/ Gina H. Despres

Gina H. Despres, as Trustee

/s/ Robert A. Fox

Robert A. Fox, as Trustee

/s/ Alan Greenway

Alan Greenway, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ John G. McDonald

John G. McDonald, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Kirk P. Pendleton

Kirk P. Pendleton, as Trustee

/s/ Donald E. Petersen

Donald E. Petersen, as Trustee

/s/ Thierry Vandeventer

Thierry Vandeventer, as Trustee

Dated: December 7, 2000

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Classes

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the ten additional classes of Shares designated below in paragraph 1 (each such class, including the four Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares and Class F Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The ten additional Classes shall be designated as follows:

Class 529-A Class R-1

Class 529-B Class R-2

Class 529-C Class R-3

Class 529-E Class R-4

Class 529-F Class R-5

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a.       Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon.

b.       Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares.

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes.

d.       Except as otherwise provided hereinafter, on a business day no later than the fifteenth day of the first calendar month following the expiration of a 96-month period commencing on the first day of the calendar month during which Class 529-B shares were purchased by a holder thereof, such shares (as well as a pro rata portion of any Class 529-B shares purchased through the reinvestment of dividends or other distributions paid on all Class 529-B shares held by such holder) shall automatically convert to Class 529-A shares on the basis of the respective net asset values of the Class 529-B shares and the Class 529-A shares on the conversion date; provided, however, that the Board of Directors, in its sole discretion, may suspend the conversion of Class 529-B shares if any conversion of such shares would constitute a taxable event under federal income tax law (in which case the holder of such Class 529-B shares shall have the right to exchange from time to time any or all of such Class 529-B shares held by such holder for Class 529-A shares on the basis of the respective net asset values of the Class 529-B shares and Class 529-A shares on the applicable exchange date and without the imposition of a sales charge or fee); and provided, further, that conversion (or exchange) of Class 529-B shares represented by stock certificates shall be subject to tender of such certificates; and

e.       Subject to the foregoing paragraph, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Mark E. Denning

Mark E. Denning, as Trustee

/s/ Gina H. Despres

Gina H. Despres, as Trustee

/s/ Robert A. Fox

Robert A. Fox, as Trustee

/s/ Alan Greenway

Alan Greenway, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ John G. McDonald

John G. McDonald, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Kirk P. Pendleton

Kirk P. Pendleton, as Trustee

/s/ Donald E. Petersen

Donald E. Petersen, as Trustee

/s/ Thierry Vandeventer

Thierry Vandeventer, as Trustee

Dated: December 6, 2001

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the one additional class of Shares designated below in paragraph 1 (each such class, including the fourteen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). In addition, the Trustees of the Trust hereby amend the name of the previously designated Class F Shares and Class 529-F Shares to be Class F-1 Shares and Class 529-F-1 Shares, respectively, and all references in the Declaration of Trust to Class F Shares or Class 529-F Shares shall henceforth be references to Class F-1 Shares or Class 529-F-1 Shares, respectively. Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class R-1 Shares, Class R-2 Shares, Class R-3 Shares, Class R-4 Shares, Class R-5 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Class shall be designated as Class F-2.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C.L. Chang

Vanessa C.L. Chang, as Trustee

/s/ Mark E. Denning

Mark E. Denning, as Trustee

/s/ Gina H. Despres

Gina H. Despres, as Trustee

/s/ Robert A. Fox

Robert A. Fox, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ John G. McDonald

John G. McDonald, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Kirk P. Pendleton

Kirk P. Pendleton, as Trustee

/s/ Rozanne L. Ridgway

Rozanne L. Ridgway, as Trustee

Dated: May 23, 2008

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the one additional class of Shares designated below in paragraph 1 (each such class, including the fifteen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class F-2 Shares, Class R-1 Shares, Class R-2 Shares, Class R-3 Shares, Class R-4 Shares, Class R-5 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Class shall be designated as Class R-6.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C.L. Chang

Vanessa C.L. Chang, as Trustee

/s/ Mark E. Denning

Mark E. Denning, as Trustee

/s/ Gina H. Despres

Gina H. Despres, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Robert A. Fox

Robert A. Fox, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ John G. McDonald

John G. McDonald, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Kirk P. Pendleton

Kirk P. Pendleton, as Trustee

/s/ Rozanne L. Ridgway

Rozanne L. Ridgway, as Trustee

Dated: March 27, 2009

I, Gina H. Despres, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on March 26, 2009 in a manner provided by the Fund’s Declaration of Trust.

/s/ Gina H. Despres

Gina H. Despres

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the one additional class of Shares designated below in paragraph 1 (each such class, including the sixteen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class F-2 Shares, Class R-1 Shares, Class R-2 Shares, Class R-3 Shares, Class R-4 Shares, Class R-5 Shares, Class R-6 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Class shall be designated as Class R-2E.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C.L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ Carl M. Kawaja

Carl M. Kawaja, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Michael J. Thawley

Michael J. Thawley, as Trustee

Dated: June 10, 2014

I, Michael J. Thawley, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on June 10, 2014 in a manner provided by the Fund’s Declaration of Trust.

/s/ Michael J. Thawley

Michael J. Thawley

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the one additional class of Shares designated below in paragraph 1 (each such class, including the seventeen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class F-2 Shares, Class R-1 Shares, Class R-2 Shares, Class R-2E Shares, Class R-3 Shares, Class R-4 Shares, Class R-5 Shares, Class R-6 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Class shall be designated as Class R-5E.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the Shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of Shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C.L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Koichi Itoh

Koichi Itoh, as Trustee

/s/ Carl M. Kawaja Carl M. Kawaja, as Trustee /s/ William H. Kling William H. Kling, as Trustee /s/ William I. Miller William I. Miller, as Trustee /s/ Alessandro Ovi Alessandro Ovi, as Trustee

Dated: September 3, 2015

I, Carl M. Kawaja, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on September 3, 2015 in a manner provided by the Fund’s Declaration of Trust.

/s/ Carl M. Kawaja

Carl M. Kawaja

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into the one additional class of Shares designated below in paragraph 1 (each such class, including the eighteen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class F-2 Shares, Class R-1 Shares, Class R-2 Shares, Class R-2E Shares, Class R-3 Shares, Class R-4 Shares, Class R-5E Shares, Class R-5 Shares, Class R-6 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Class shall be designated as Class F-3.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Carl M. Kawaja

Carl M. Kawaja, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ Martin E. Koehler

Martin E. Koehler, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Josette Sheeran__________________

Josette Sheeran, as Trustee

Dated: September 13, 2016

I, Carl M. Kawaja, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on September 13, 2016 in a manner provided by the Fund’s Declaration of Trust.

/s/ Carl M. Kawaja

Carl M. Kawaja

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into two additional classes of Shares designated below in paragraph 1 (each such class, including the nineteen Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class F-1 Shares, Class F-2 Shares, Class F-3, Class R-1 Shares, Class R-2 Shares, Class R-2E Shares, Class R-3 Shares, Class R-4 Shares, Class R-5E Shares, Class R-5 Shares, Class R-6 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.       The additional Classes shall be designated as Class T and Class 529-T.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Carl M. Kawaja

Carl M. Kawaja, as Trustee

/s/ William H. Kling

William H. Kling, as Trustee

/s/ Martin E. Koehler

Martin E. Koehler, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Josette Sheeran__________________

Josette Sheeran, as Trustee

Dated: March 9, 2017

I, Carl M. Kawaja, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on March 9, 2017 in a manner provided by the Fund’s Declaration of Trust.

/s/ Carl M. Kawaja

Carl M. Kawaja

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Establishment and Designation of Additional Class

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.1 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby further divide and classify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) into two additional classes of Shares designated below in paragraph 1 (each such class, including the twenty-one Share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”). Each Class (including all currently issued and outstanding shares previously designated as Class A Shares, Class B Shares, Class C Shares, Class T Shares, Class F-1 Shares, Class F-2 Shares, Class F-3, Class R-1 Shares, Class R-2 Shares, Class R-2E Shares, Class R-3 Shares, Class R-4 Shares, Class R-5E Shares, Class R-5 Shares, Class R-6 Shares, Class 529-A Shares, Class 529-B Shares, Class 529-C Shares, Class 529-E Shares, Class 529-T and Class 529-F-1 Shares) shall be unlimited in number and have the special and relative rights specified in this Instrument:

1.              The additional Classes shall be designated as Class 529-F-2 and Class 529-F-3.

2.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

3.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to provisions of the Declaration of Trust pertaining to exchange rights of Class B, Class C and Class 529-B Shares, each Class of Shares of the Trust may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

4.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Elisabeth Allison

Elisabeth Allison, as Trustee

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Carl M. Kawaja__________________

Carl M. Kawaja, as Trustee

Dated: May 17, 2017

/s/ William H. Kling

William H. Kling, as Trustee

/s/ Martin E. Koehler

Martin E. Koehler, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

/s/ Alessandro Ovi

Alessandro Ovi, as Trustee

/s/ Josette Sheeran _________________

Josette Sheeran, as Trustee

I, Carl M. Kawaja, Vice Chairman of the Board of Trustees of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on May 17, 2017 in a manner provided by the Fund’s Declaration of Trust.

/s/ Carl M. Kawaja

Carl M. Kawaja

Vice Chairman of the Board of Trustees

EUROPACIFIC GROWTH FUND

Modification and Removal of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of EuroPacific Growth Fund, a Massachusetts business trust (the “Trust”), acting pursuant to Section 6.10 of the Trust’s Declaration of Trust dated May 17, 1983, as amended and restated on March 5, 1984 (the “Declaration of Trust”), hereby (i) modify the authorized and unissued shares of beneficial interest (together with the shares of beneficial interest without par value, now outstanding, the “Shares”) as described below in paragraph 1 and (ii) remove the share classes as described in paragraph 2 (each such class, including the twenty-three share classes previously designated by instruments signed by a majority of the Trustees, is referred to as a “Class” and, collectively, the “Classes”).

1.       Except as otherwise provided hereinafter, on a business day no later than the fifteenth day of the first calendar month following the expiration of a 96-month period commencing on the first day of the calendar month during which Class C shares were purchased by a holder thereof, such shares (as well as a pro rata portion of any Class C shares purchased through the reinvestment of dividends or other distributions paid on all Class C shares held by such holder) shall automatically convert to Class A shares on the basis of the respective net asset values of the Class C shares and the Class A shares on the conversion date; provided, however, that the Board of Directors, in its sole discretion, may suspend the conversion of Class C shares if any conversion of such shares would constitute a taxable event under federal income tax law (in which case the holder of such Class C shares shall have the right to exchange from time to time any or all of such Class C shares held by such holder for Class A shares on the basis of the respective net asset values of the Class C shares and Class A shares on the applicable exchange date and without the imposition of a sales charge or fee); and provided, further, that conversion (or exchange) of Class C shares represented by stock certificates shall be subject to tender of such certificates; and

Except as otherwise provided hereinafter, on a business day no later than the fifteenth day of the first calendar month following the expiration of a 60-month period commencing on the first day of the calendar month during which Class 529-C shares were purchased by a holder thereof, such shares (as well as a pro rata portion of any Class 529-C shares purchased through the reinvestment of dividends or other distributions paid on all Class 529-C shares held by such holder) shall automatically convert to Class 529-A shares on the basis of the respective net asset values of the Class 529-C shares and the Class 529-A shares on the conversion date; provided, however, that the Board of Directors, in its sole discretion, may suspend the conversion of Class 529-C shares if any conversion of such shares would constitute a taxable event under federal income tax law (in which case the holder of such Class 529-C shares shall have the right to exchange from time to time any or all of such Class 529-C shares held by such holder for Class 529-A shares on the basis of the respective net asset values of the Class 529-C shares and Class 529-A shares on the applicable exchange date and without the imposition of a sales charge or fee); and provided, further, that conversion (or exchange) of Class 529-C shares represented by stock certificates shall be subject to tender of such certificates.

2.       Class B and 529-B shares are removed from the Trust.

3.       Each Share of each Class of the Trust shall represent a pro rata beneficial interest in the assets attributable to its Class, and shall be entitled to receive its pro rata share of net assets attributable to that Class of Shares of the Trust upon liquidation of the Trust, all as provided in or not inconsistent with the Declaration of Trust. Unless otherwise provided in this Instrument, each Share shall have the voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust.

4.       Upon the effective date of this Instrument:

a. Each Share of each Class of the Trust shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters which those Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Trust shall vote together on any matter, except to the extent otherwise required by the Investment Company Act of 1940 (the “Investment Company Act”), and the rules thereunder, in which case only the shareholders of that Class or those Classes shall be entitled to vote thereon;

b. Each Class of Shares of the Trust may be issued and sold subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as may be established from time to time by the Trustees of the Trust in accordance with the Investment Company Act and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the Shares;

c.       Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of the Trust may, pursuant to a Plan adopted by the Trustees to conform with Rule 18f-3 under the Investment Company Act, or a similar rule, provision, interpretation or order under the Investment Company Act, be charged to and borne solely by that Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes; and

d. Subject to the foregoing paragraph, each Class of Shares of the Trust (including Class C, Class 529-C and Class A and Class 529-A Shares) may have such different exchange rights as the Trustees shall determine in compliance with the Investment Company Act.

5.       The Trustees (including any successor Trustees) of the Trust shall have the right at any time and from time to time to reallocate assets, liabilities and expenses or to change the designation of any Class now or hereafter created, or to otherwise change the special and relative rights of any Class, provided that no change shall adversely affect the rights of shareholders of such Class.

Except as otherwise provided in this Instrument, the foregoing shall be effective as of the date set forth below.

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Pablo González Guajardo

Pablo González Guajardo, as Trustee

/s/ Carl M. Kawaja __________________

Carl M. Kawaja, as Trustee

/s/ Joanna F. Jonsson_______________

Joanna F. Jonsson, as Trustee

/s/ Martin E. Koehler

Martin E. Koehler, as Trustee

/s/ Pascal Millaire

Pascal Millaire, as Trustee

/s/ William I. Miller

William I. Miller, as Trustee

_/s/ Josette Sheeran_________________

Josette Sheeran, as Trustee

/s/ Amy Zegart

Amy Zegart, as Trustee

Dated: March 2, 2020.

I, Walter R. Burkley, Executive Vice President of EuroPacific Growth Fund (the “Fund”), hereby certify and acknowledge that the amendments herein were duly adopted by the Trustees of the Fund on March 2, 2020 in a manner provided by the Fund’s Declaration of Trust.

/s/ Walter R. Burkley

Walter R. Burkley

Executive Vice President